                                                                    EXHIBIT 10.2

                             STOCK OPTION AGREEMENT

         All capitalized terms not otherwise defined herein shall, unless the context otherwise requires, have the meaning ascribed to them in Appendix 1 to
                                                                 ----------
this Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT
         ----------------------------

         John Schoen
         3 Sheffield Court
         Barrington, Illinois 60010

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement, as follows:

         Grant Number:

         Date of Grant:                      November 15, 2001

         Vesting Commencement Date:          November 15, 2001

         Exercise Price per Share:           $8.00

         Total Number of Shares Granted:     150,000

         Total Exercise Price:               $1,200,000

         Type of Option:                     NSO

         Term/Expiration Date:               November 15, 2011

Vesting Schedule:
----------------
         This Option may be exercised, in whole or in part, in accordance with the following schedule:

         1/36/th/ of the Shares subject to the Option shall vest each month following the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates.

Termination Period:
------------------

         This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider. Upon the death or Disability of Optionee, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.     AGREEMENT
        ---------

        1.  Grant of Option. The Administrator hereby grants Optionee an Option
            ---------------
to purchase the number of Shares as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of this Option Agreement.

        2.  Exercise of Option.
            ------------------

            (a)  Right to Exercise. This Option is exercisable during its term
                 -----------------
in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of this Option Agreement. Unless the Administrator provides otherwise, vesting of the Option shall be tolled during any unpaid leave of absence. The Option may not be exercised for a fraction of a share.

            Shares issued upon exercise of the Option shall be issued in the name of Optionee or, if requested by Optionee, in the name of Optionee and his spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Appendix 3 to this Option Agreement.
                              ----------

            Exercising the Option in any manner shall decrease the number of Shares thereafter available for sale under the Option by the number of Shares as to which the Option is exercised.

            (b)  Method of Exercise. This Option is exercisable by delivery of
                 ------------------
an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"),
                                            ---------
which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of this Option Agreement. The Exercise Notice shall be completed by Optionee and delivered to the Administrator of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

            (c)  Method of Payment.  Payment of the aggregate Exercise Price
                 -----------------
shall be by any of the following, or a combination thereof, at the election of
Optionee:

                 (i)    cash; or

                 (ii)   check; or

                 (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with this Option Agreement; or

               (iv) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

          (d)  Termination of Relationship as a Service Provider. If Optionee
               -------------------------------------------------
ceases to be a Service Provider, other than upon Optionee's death or Disability, Optionee may exercise his Option within such period of time as is specified in the Notice of Grant to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, on the date of termination, Optionee is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall revert to the Company. If, after termination, Optionee does not exercise his Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Company.

          (e)  Disability of Optionee. If Optionee ceases to be a Service
               ----------------------
Provider as a result of Optionee's Disability, Optionee may exercise his Option within such period of time as is specified in the Notice of Grant to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, on the date of termination, Optionee is not vested as to his entire Option, the Shares covered by the unvested portion of Option shall revert to the Company. If, after termination, Optionee does not exercise his Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Company.

          (f)  Death of Optionee. If Optionee dies while a Service Provider, the
               -----------------
Option may be exercised within such period of time as is specified in the Notice of Grant (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. If, at the time of death, Optionee is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Company. The Option may be exercised by the executor or administrator of Optionee's estate or, if none, by the person(s) entitled to exercise the Option under Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Company.

          (g)  Buyout Provisions. The Administrator may at any time offer to buy
               -----------------
out the Option for a payment in cash or Shares based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

     3.   Stock Subject to the Option Agreement. If the Option expires or
          -------------------------------------
becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale by the Company; provided, however, that Shares that have actually been issued under the Option
--------  -------
Agreement, upon exercise of the Option, shall not become available for future distribution by the Company.

     4.  Limitations.
         -----------

         (a) The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) Neither the Option Agreement nor the Option shall confer upon Optionee any right with respect to continuing Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     5.  Non-Transferability of Option. This Option may not be transferred in
         -----------------------------
any manner, otherwise than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     6.  Term of Option. This Option may be exercised only within the term set
         --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Option Agreement.

     7.  Tax Consequences. Some of the federal tax consequences relating to this
         ----------------
Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES SUBJECT TO THE OPTION.

         (a)  Exercising the Option. Optionee may incur regular federal income
              ---------------------
tax liability upon exercise of a NSO. Optionee will be treated as having compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from his compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         (b)  Disposition of Shares. If Optionee holds NSO Shares for at least
              ---------------------
one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

     8.  Amendment and Termination of the Option Agreement.
         -------------------------------------------------

         (a)  Effect of Amendment or Termination. No amendment, alteration,
              ----------------------------------
suspension or termination of the Option Agreement shall impair the rights of Optionee, unless mutually agreed otherwise between the Administrator and Optionee, which agreement must be in writing and signed by the Company and Optionee.

     9.   Conditions Upon Issuance of Shares.
          ----------------------------------

          (a) Legal Compliance. Shares shall not be issued pursuant to the
              ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to Optionee on the date the Option is exercised with respect to such Exercised Shares.

          (b) Investment Representations. As a condition to the exercise of an
              --------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     10.  Inability to Obtain Authority. The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares under this Option Agreement, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     11.  Reservation of Shares. The Company, during the term of this Option
          ---------------------
Agreement, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Option Agreement.

     12.  Entire Agreement; Governing Law. This Option Agreement constitutes the
          -------------------------------
entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

     13.  NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES
          ---------------------------------
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Option Agreement. Optionee has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                               PC-TEL, INC.


__________________________________      _______________________________________
Signature                               By


__________________________________      _______________________________________
Print Name                              Title


__________________________________
Residence Address


__________________________________

                                CONSENT OF SPOUSE
                                -----------------

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of this Option Agreement. In consideration of the Company's granting his spouse the right to purchase Shares as set forth in this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under this Option Agreement.



                                             __________________________________
                                             Spouse of Optionee

                                   Appendix 1
                                   ----------

                                   Definitions

        As used in the Option Agreement, the following definitions shall apply:

             (a) "Administrator" means the Board or any of its Committees as
                  -------------
shall be administering the Option Agreement, in accordance with the terms set forth in Appendix 2 to the Option Agreement.
         ----------

             (b) "Applicable Laws" means the requirements relating to the
                  ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where, the Option is or will be, granted under the Option Agreement.

             (c) "Board" means the Board of Directors of the Company.
                  -----

             (d) "Code" means the Internal Revenue Code of 1986, as amended.
                  ----

             (e) "Committee" means a committee of Directors appointed by the
                  ---------
Board in accordance with the terms set forth in Appendix 2 to the Option
                                                ----------
Agreement.

             (f) "Common Stock" means the common stock of the Company.
                  ------------

             (g) "Company" means PC-Tel, Inc., a Delaware corporation.
                  -------

             (h) "Consultant" means any person, including an advisor, engaged by
                  ----------
the Company or a Parent or Subsidiary to render services to such entity.

             (i) "Director" means a member of the Board.
                  --------

             (j) "Disability" means total and permanent disability as defined in
                  ----------
Section 22(e)(3) of the Code.

             (k) "Employee" means any person, including Officers and Directors,
                  --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

             (l) "Exchange Act" means the Securities Exchange Act of 1934, as
                  ------------
amended.

             (m) "Fair Market Value" means, as of any date, the value of Common
                  -----------------
Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Gnostic SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems
-----------------------
reliable;

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (iv) In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (n) "NSO" means a nonstatutory stock option not intended to qualify as
             ---
an incentive stock option.

        (o) "Notice of Grant" means the written or electronic notice evidencing
             ---------------
certain terms and conditions of the Option grant, attached as Part I of the Option Agreement. The Notice of Grant is part of the Option Agreement.

        (p) "Officer" means the person who is an officer of the Company within
             -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (q) "Option" means the stock option granted pursuant to the Option
             ------
Agreement.

        (r) "Option Agreement" means the agreement between the Company and
             ----------------
Optionee evidencing the terms and conditions of the Option grant.

        (s) "Option Exchange Program" means a program whereby an outstanding
             -----------------------
Option is surrendered in exchange for an Option with a lower exercise price.

        (t) "Optioned Stock" means the Common Stock subject to the Option.
             --------------

        (u) "Optionee" means the holder of the outstanding Option granted under
             --------
the Option Agreement and named in the Notice of Grant.

        (v) "Parent" means a "parent corporation," whether now or hereafter
             ------
existing, as defined in Section 424(e) of the Code.

        (w)   "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor
               ----------
to Rule 16b-3, as in effect when discretion is being exercised with respect to the Option Agreement.

        (x)   "Section 16(b)" means Section 16(b) of the Exchange Act.
               -------------

        (y)   "Service Provider" means an Employee, Director or Consultant.
               ----------------

        (z)   "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with the terms set forth in Appendix 3 to the Option Agreement.
                                       ----------

        (aa)  "Subsidiary" means a "subsidiary corporation", whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

                                   Appendix 2
                                   ----------

                           Administration of the Plan

     (a)  Procedure.
          ---------

          (i)   Section 162(m). To the extent that the Administrator determines
                --------------
it to be desirable to qualify Options granted under the Option Agreement as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Option Agreement shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (ii)  Rule 16b-3. To the extent desirable to qualify transactions
                ----------
under the Option Agreement as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iii) Administration. Other than as provided above, the Option Agreement shall be administered by the Board or a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b)  Powers of the Administrator. Subject to the provisions of the Option
          ---------------------------
Agreement, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i)   to determine the Fair Market Value;

          (ii) to select the Service Provider to whom the Option may be granted hereunder;

          (iii) to determine the number of shares of Common Stock to be covered by the Option granted hereunder;

          (iv)  to approve forms of agreement for use under the Option
Agreement;

          (v) to determine the terms and conditions, not inconsistent with the terms of the Option Agreement, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the date of grant, the time or times when the Option may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding the Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi) to reduce the exercise price of the Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          (vii) to institute an Option Exchange Program;

          (viii) to construe and interpret the terms of the Option granted pursuant to the Option Agreement;

          (ix) to prescribe, amend and rescind rules and regulations relating to the Option Agreement;

          (x) to modify or amend the Option (subject to the terms of the Option Agreement), including the discretionary authority to extend the post-termination exercisability period of the Option longer than is otherwise provided for in the Option Agreement;

          (xi) to allow Optionee to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. An election by Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

          (xiii) to make all other determinations deemed necessary or advisable for administering the Option Agreement.

     (c)  Effect of Administrator's Decision. The Administrator's decisions,
          ----------------------------------
determinations and interpretations shall be final and binding on Optionee.

                                   Appendix 3
                                   ----------

  Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale

     (a) Changes in Capitalization. Subject to any required action by the
         -------------------------
shareholders of the Company, the number of shares of Common Stock covered by an outstanding Option, as well as the price per share of Common Stock covered by such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company
--------  -------
shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or
         --------------------------
liquidation of the Company, the Administrator shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for Optionee to have the right to exercise his Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of the Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or
         --------------------
into another corporation, or the sale of substantially all of the assets of the Company, an outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the
--------  -------
merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                                    EXHIBIT A
                                    ---------

                                 EXERCISE NOTICE

PC-Tel, Inc.
1331 California Circle
Milpitas, CA 95035

Attention: Chief Financial Officer

     1. Exercise of Option. Effective as of today, ________________, 20__, the
        ------------------
undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of PC-Tel, Inc. (the "Company") under and pursuant to the Company's Stock Option Agreement between the Company and Purchaser, dated November 15, 2001 (the "Option Agreement"). The purchase price for the Shares shall be $ __________, as required by the Option Agreement.

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full
        -------------------
purchase price for the Shares.


     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has
        ----------------------------
received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

     4. Rights as Shareholder. Until the issuance (as evidenced by the
        ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Appendix 3 to the Option
                                                        ----------
Agreement.

     5. Tax Consultation. Purchaser understands that Purchaser may suffer
        ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Option Agreement is incorporated
        -------------------------------
herein by reference. This Agreement and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

Submitted by:                           Accepted by:

PURCHASER:                              PC-TEL, INC.


___________________________________     ____________________________________
Signature                               By


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Print Name                              Its

Address:                                Address:
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___________________________________     1331 California Circle
___________________________________     Milpitas, CA  95035



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                                        Date Received

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